EXHIBIT 99.1

Quanex Building Products Corporation Declares Quarterly Dividend

HOUSTON, Sept. 5, 2014 (GLOBE NEWSWIRE) -- Quanex Building Products Corporation (NYSE:NX) a leading components supplier for the global window and door industry, today announced that its Board of Directors declared a quarterly cash dividend of $0.04 per share on the company's common stock, payable September 30, 2014, to shareholders of record on September 16, 2014.

Financial Contact: Martin Ketelaar, 713-877-5402; Media Contact: Valerie Calvert, 713-877-5305

For additional information, please visit www.quanex.com